UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   May 19, 2005
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1727	39-1775292

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Item 1.01.     Entry into a Material Definitive Agreement

2005 Omnibus Incentive Compensation Plan

At the annual shareholders meeting held on May 19, 2005, the shareholders of WPS Resources Corporation approved the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan. The board of directors of WPS Resources previously adopted the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan, subject to approval by the holders of common stock at the annual meeting.

The WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan is designed to attract and retain executives and other key employees of outstanding training, experience and ability; motivate key employees by means of performance-related incentives to achieve performance goals; and enable key employees to participate in the growth and financial success of WPS Resources. The plan provides both short-term (annual) and long-term incentive awards for eligible employees. Annual incentive awards are paid in cash and take the form of annual performance rights. Long-term incentive awards are stock-based, and may take the form of performance stock rights ("Performance Shares"), stock options, stock appreciation rights, or other stock-based awards, such as restricted stock ("Other Stock Awards"). The plan authorizes the issuance of 1.6 million shares of common stock for use in future grants. Of the 1.6 million total shares of common stock, no more than 400,000 will be used for grants of Performance Shares and Other Stock Awards.

The WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan is described in greater detail, and a copy of the plan is included, in WPS Resources' proxy statement filed with the Securities and Exchange Commission in connection with the annual meeting of shareholders held on May 19, 2005.

Deferred Compensation Plan

At the annual shareholders meeting held on May 19, 2005, the shareholders of WPS Resources Corporation approved the amended and restated WPS Resources Corporation Deferred Compensation Plan, which increases the number of shares of Common Stock available for future grants by 500,000 shares. The board of directors of WPS Resources previously adopted the amended and restated WPS Resources Corporation Deferred Compensation Plan, subject to approval by the holders of common stock at the annual meeting.

The WPS Resources Corporation Deferred Compensation Plan is designed to attract and retain key management employees possessing a strong interest in the successful operation of WPS Resources or its subsidiaries or affiliates and encourage their continued loyalty, service and counsel to WPS Resources and its subsidiaries and affiliates. The plan permits key employees of WPS Resources and its subsidiaries and affiliates to defer a portion of their base compensation, annual bonus awards and long-term performance awards under the WPS Resources Corporation 2001 Omnibus Incentive Compensation Plan and the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and, in most cases, to allocate the amount deferred among the hypothetical investment accounts available under the plan. The accounts are bookkeeping accounts, which serve solely as a device for determining the amount of benefits accumulated by a participant and do not create or imply an obligation on the part of WPS Resources to fund such benefits. In addition, the plan includes both mandatory and voluntary components for the directors of WPS Resources.

The WPS Resources Corporation Deferred Compensation Plan is described in greater detail in WPS Resources' proxy statement filed with the Securities and Exchange Commission in connection with the annual meeting of shareholders held on May 19, 2005, and a copy of the plan is included as an exhibit to WPS Resources' annual report on Form 10-K for the fiscal year ended December 31, 2004.

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Item 9.01	Financial Statements and Exhibits.
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits. The following exhibits are being filed herewith:
		99.1	WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan. (Incorporated by reference to the Appendix in WPS Resources' Definitive Proxy Statement, filed April 8, 2005. [Reg. No. 001-11337].)

		99.2	WPS Resources Corporation Deferred Compensation Plan. (Incorporated by reference to Exhibit 10.10 to WPS Resources' Form 10-K for the year ended December 31, 2004. [Reg. No. 001-11337].)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: May 19, 2005

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WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated May 19, 2005

Exhibit Number
99.1	WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan. (Incorporated by reference to the Appendix in WPS Resources' Definitive Proxy Statement, filed April 8, 2005. [Reg. No. 001-11337].)
99.2	WPS Resources Corporation Deferred Compensation Plan. (Incorporated by reference to Exhibit 10.10 to WPS Resources' Form 10-K for the year ended December 31, 2004. [Reg. No. 001-11337].)

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